Exhibit 21

Subsidiaries of the Registrant

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
Consolidated subsidiaries of:
Registrant:
Abtractors' Information Service, Inc.	New York	100.00
Ace Information Services, Inc.	Florida	100.00
Augusta Financial, LLC	California	50.00
Cajon Hills Escrow	California	51.00
Computer Aided Real Estate Data, Inc.	Georgia	100.00
CYD Acquisition Corporation	Delaware	100.00
Escrow Transfer Inc.	California	51.00
First Advantage Corporation	Delaware	77.00
First American Capital Management, Inc. (DE)	Delaware	100.00
First American Credit Management Solutions, Inc.	Delaware	100.00
First American Loan Servicing A.K.A Fastrealty.com	Texas	100.00
First American Management Company	Washington	100.00
Proprety Data Services fka First American Property Data Services, Inc.	California	100.00
First American Real Estate Information Services, Inc.	California	100.00
First American Residential Real Estate Group, Inc.	Delaware	100.00
First American Title Insurance Company	California	100.00
First American Trust, F.S.B.	California	100.00
GPIC Holdings, Inc.	California	52.39
Guaranty Abstract Company of Eastern Massachusetts	Massachusetts	100.00
HomeSafe Escrow Company	Delaware	5.00
ileads.com, LLC	California	5.00
Irvine Technology Corporation	California	33.33
iSymmetrics, Inc	Colorado	100.00
LFC Nationwide, Inc.	New York	100.00
Market Data Center, LLC	Georgia	100.00
National Information Group, Inc.	California	100.00
Newport Exchange Properties, LLC	Delaware	100.00
Quantrix, LLC	Delaware	50.00
Quixsource, Inc.	Georgia	100.00
Optima Information Solutions, LLC	Delaware	100.00
SMS Settlement Services, Inc.	California	100.00
Source One	Utah	100.00
Strategic Mortgage Services, Inc. (OH)	Ohio	100.00
Tele-Track, Inc.	Georgia	100.00
The Heritage Escrow Company, Inc.	California	50.00
Vehicle Title, LLC	Delaware	50.00
Vendor Management Services, Inc.	Delaware	100.00
Western National Title Insurance Company	Utah	100.00

Second Tier
First American Title Insurance Company:
Advance Title, Inc.	Florida	100.00
Alachua County Abstract	Florida	100.00
Albany County Title, Inc.	Wyoming	100.00
Allied Trustee Services, Inc.	California	70.00
American Title Corporation	Wisconsin	100.00
Androscoggin Title Company, Inc.	Maine	100.00
ATI Title Agency of Arizona, Inc.	Arizona	100.00
ATI Title Company of Ohio, Inc.	Ohio	10.00
ATI Title of Arizona, Inc.	Arizona	100.00
Atlantic Title Company, Inc.	Maine	100.00
Attorneys Abstract, Inc.	New York	100.00
Attorneys Title Corporation	Washington, DC	100.00
Barton County Abstract & Title Company	Kansas	100.00
Bienville Properties, Inc.	Louisiana	100.00
Big Horn Land Title Company	Wyoming	80.41
Blyar Financial, Inc.	Florida	100.00
Buckley & Associates, Inc.	California	100.00
Building Industry Advisors, Inc.	California	1.00
Burton Abstract & Title Company (Inactive)	Michigan	100.00
Cahaba Title Company, Inc.	Alabama	29.00
California Title Company	California	25.00
Campbell County Abstract Company	Wyoming	57.89
Capitol Title Insurance Agency, Inc.	Maryland	27.50
Charter Title Company, Inc.	Florida	100.00
Classic Settlement, Inc.	Maryland	15.00
Connecticut Title Services, Inc.	Connecticut	100.00
Consolidated Title & Abstract Company	Minnesota	100.00
Converse Land Title Company	Wyoming	82.80
Crystal River Title Co.	Florida	100.00
CTP, Inc.	Florida	10.00
Dallas Seven Index, Inc.	Texas	14.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
Del Norte County Title Company	California	100.00
DP Data Services, Inc.	Washington	100.00
Eastern Abstract, Inc.	Pennsylvania	21.00
Eaton County Abstract & Title Company (Inactive)	Michigan	100.00
Escrow Partners,Inc.	Washington	100.00
Equity Title, LLC	Nevada	10.00
Equity Title, Inc	California	25.00
Eureka Title Company (Inactive)	California	100.00
Executive Title Company	California	100.00
Fidelity Title and Guaranty Company	Florida	100.00
Fidelity Title Abstract Company	New Jersey	20.00
First American Abstract & Title Services, Inc.	South Carolina	85.00
First American Abstract Company (Louisiana)	Louisiana	100.00
First American Abstract Company (Mississippi)	Mississippi	100.00
First American Abstract Company of South Carolina, Inc.	South Carolina	100.00
First American Affiliates, Inc.	Florida	100.00
First American Auto Title Transfer, L.L.C.	Louisiana	99.00
First American Closing Services, Inc.	California	100.00
First American Equity Loan Services, Inc. (OH)	Ohio	100.00
First American Exchange (UT) fka Utah First Exchange, Inc.	Utah	100.00
First American Exchange Corp of Texas	Texas	100.00
First American Exchange Corp.	Louisiana	100.00
First American Exchange Corporation (CA)	California	100.00
First American Exchange Corporation (FL)	Florida	100.00
First American Exchange Corporation of California	California	100.00
First American Exchange Corporation of Indiana	Indiana	100.00
First American Exchange Corporation of Michigan	Michigan	100.00
First American Exchange Corporation of New England, Inc.	Massachusetts	100.00
First American Exchange Corporation of the North Atlantic, Inc.	Pennsylvania	100.00
First American Exchange Corporation of the Southeast	Louisiana	100.00
First American Exchange Corporation of Wisconsin	Wisconsin	100.00
First American Holdings CBA, Inc. (Inactive)	Minnesota	100.00
First American Home Buyers Protection Corporation (California)	California	92.12
First American International Title Services, Inc.	Canada	100.00
First American Leasing Company	California	100.00
First American Management Services UK Limited	United Kingdom	100.00
First American Title & Abstract Co.	Oklahoma	100.00
First American Title & Trust Company	Oklahoma	100.00
First American Title Agency, Inc.	Virginia	100.00
First American Title Company	California	100.00
First American Title Company (Idaho)	Idaho	40.00
First American Title Company of Alaska	Alaska	100.00
First American Title Company of Bellingham	Washington	99.98
First American Title Company of Carbon County	Wyoming	82.53
First American Title Company of Clark County	Washington	100.00
First American Title Company of Colorado (Inactive)	Colorado	100.00
First American Title Company of Crook County	Wyoming	80.92
First American Title Company of Dallas (Inactive)	Texas	100.00
First American Title Company of Florida, Inc.	Florida	100.00
First American Title Company of Hot Springs County	Wyoming	79.92
First American Title Company of Idaho, Inc.	Idaho	100.00
First American Title Company of Illinois dba. First American Title Company	Illinois	100.00
First American Title Company of Korea	Korea	95.00
First American Title Company of Laramie County	Wyoming	92.61
First American Title Company of Los Angeles	California	100.00
First American Title Company of Nevada (Reno)	Nevada	100.00
First American Title Company of St. Lucie County, Inc.	Florida	100.00
First American Title Company of Stockton	California	2.00
First American Title Company of Sublette County	Wyoming	79.18
First American Title Company of Thurston County	Washington	100.00
First American Title Company of Waco dba First Title Company of Waco	Texas	100.00
First American Title Company, Inc.	Hawaii	80.00
First American Title Guaranty Holding Company	California	100.00
First American Title Insurance Agency of Mohave, Inc.	Arizona	88.47
First American Title Insurance Agency, Inc. (Navajo)	Arizona	85.30
First American Title Insurance Agency, Inc. UT	Utah	100.00
First American Title Insurance Company of Australia Pty Limited	Australia	100.00
First American Title Insurance Company of Kansas, Inc.	Kansas	100.00
First American Title Insurance Company of New York	New York	100.00
First American Title Insurance Company of North Carolina	North Carolina	100.00
First American Title Insurance Company of Texas	Texas	100.00
First American Title of Kansas Agency, Inc. fka. Guarantii Land Title of Leavenworth, Inc.	Kansas	100.00
First American Title of Korea	Korea	95.00
First American Title Missouri Agency, In.c fka First American Title of St. Louis, Inc.	Missouri	100.00
First American Transportation Title Insurance Company (Louisiana First Title Insurance Company)	Louisiana	100.00
First Australian Title Company Pty Limited	Australia	85.00
First Canadian Title Company Limited	Canada	100.00
First Exchange Corporation	Arizona	100.00
First Florida Title Inc. Agency, LLC	Florida	52.00
First Hong Kong Title Limited	Camine Island	50.00
First Reliable, LLC	Delaware	51.00
First States, Inc.	Pennsylvania	100.00
First Title plc	United Kingdom	100.00
First UK Financial Corporation plc	United Kingdom	100.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
Ford County Title Company, Inc.	Kansas	100.00
Fremont County Title Company	Wyoming	100.00
Gadsden Abstract and Appraisal Company	Florida	100.00
Goshen County Abstract & Title Company	Wyoming	76.43
Greater Louisiana Title Insurance Company	Louisiana	100.00
Guarantee Title of Johnson County, Inc.	Kansas	100.00
Guarantee Title of Wyandotte County, Inc.	Kansas	100.00
Guaranty Title Corporation	Maine	100.00
Guardian Title Company of Maryland	Maryland	100.00
Guardian Title Services Corporation	Florida	100.00
Harder Abstract, LLC	Maryland	51.00
Hi-Tech Title Solutions, Inc.	Virginia	30.00
Houston County Abstract Company	Alabama	80.00
Iowa State Escrow & Closing, L.C.	Iowa	100.00
Iowa State Escrow & Closing, Inc.	Iowa	100.00
Intertitle, Inc.	California	100.00
Investors Title Company	California	22.20
Island Title Corp	Hawaii	20.00
Itasca County Abstract Company	Minnesota	100.00
Johnson County Title Company, Inc.	Wyoming	51.00
Land Title Company of St. Louis, Inc.	Missouri	100.00
Land Title Company, Chelan-Douglas County, Inc.	Washington	100.00
Latin Title, Inc.	Florida	100.00
Lenders Title & Escrow, L.L.C.	Oklahoma	15.00
LoanStar Mortgagee Services, L.L.C	Texas	100.00
Mariposa County Title Company	California	100.00
Massachusetts Abstract Company, Inc.	Massachusetts	100.00
Metropolitian Title Company	Michigan	100.00
Memphis Title Company (Inactive)	Tennessee	100.00
Midland Title Security, Inc.	Ohio	100.00
Mid-Valley Title and Escrow Company	California	58.50
Mid Illinois Title Services, Inc.	Illinois	100.00
Midstate Title Company, Inc.	Michigan	100.00
Miller Abstract Company, Inc.	Missouri	100.00
Monroe Title Company	Florida	100.00
Montgomery County Abstract Company	Kansas	100.00
Montgomery Abstract & Title Company, Inc.	Alabama	100.00
Mortgage Guarantee & Title Company	Rhode Island	100.00
National Lender's Title Guaranty Co., Inc.	Illinois	100.00
New Century Holidays Limited	United Kingdom	100.00
New York Abstract Company, Inc.	New York	100.00
North American Title, Inc.	Michigan	100.00
Northern Michigan Title Company of Emmet	Michigan	100.00
Ohio Bar Title Insurance Company	Ohio	100.00
Ohio Title Corporation (Inactive)	Ohio	100.00
Omni Title of Pasco, Inc.	Florida	100.00
Orange County Title Company (Inactive)	California	100.00
Palm Coast Abstract & Title, Inc.	Florida	100.00
Park Resort Development Company	Florida	100.00
Peoples Abstract Company	Iowa	100.00
Pilgrim Title Insurance Company	Rhode Island	35.00
Pioneer Agency Acquisition Company	Pennsylvania	100.00
Pioneer of Philadelphia, Ltd., Inc. (Inactive)	Pennsylvania	100.00
Polk County Abstract Company	Wisconsin	100.00
Port Lawrence Title and Trust Company	Ohio	100.00
Potter Title Company	Michigan	100.00
Progressive Land Title of Bowling Green, Inc.	Kentucky	100.00
RELS Title Services, LLC	Delaware	50.00
Republic Title of Texas, Inc.	Texas	100.00
R.E. Consumer's Choice, LLC	Arizona	100.00
RMS Information Services, LLC	Utah	100.00
Saia Title Company, Inc.	Kansas	100.00
San Benito Land Title Corporation	California	25.00
San Mateo County Title Company (Inactive)	California	100.00
Security Land Title & Escrow Company (Omaha)	Nebraska	45.00
Security Land Title Company	Kansas	100.00
Service Standard Title and Trust, Ltd.	Virgin Islands	100.00
Settlers Abstract Company, L.P.	Pennsylvania	100.00
Settlers Title Agency, Inc.	New Jersey	100.00
SFA Title Company	Korea	100.00
Shea Closing Services	California	19.00
Shoshone Title Insurance and Abstract Company	Wyoming	51.69
Signature	New Hampshire	100.00
Skagit County Company	Washington	22.00
Territorial Abstract & Title Company, Inc.	New Mexico	100.00
Teton Land Title Company	Wyoming	81.68
The Inland Empire Service Corporation	California	100.00
The Security Abstract & Title Company, Inc.	Kansas	100.00
The Security First Title Affiliates, Inc.	Florida	100.00
The Title Security Group, Inc. fka Shiels Title Company	Puerto Rico	20.00
Thomas Abstract Company, Inc.	Alabama	100.00
Ticore, Inc.	Oregon	100.00
Title Bond & Mortgage Company	Michigan	100.00
Title Partners of American, Inc.	Florida	100.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
Title Records, Inc.	California	20.00
Title Search Services, LLC	Virginia	51.00
Title Security of Brevard, Inc.	Florida	100.00
Title Xperts Agency, Inc.	Ohio	20.00
TitleStar, L.L.C	Texas	20.00
Tuscola Title & Escrow, Inc.	Michigan	100.00
Universal Title Company	Minnesota	100.00
Virginia Title Examiners, LLC	Virginia	51.00
Warren County Abstract	Iowa	100.00
Washakie Abstract Company	Wyoming	100.00
Weatherford Title Company	Texas	100.00
Wyoming Land Title Company	Wyoming	56.42
Yakima County Title Company dba Yakima Title & Escrow Company	Washington	100.00
First Advantage, Corp.
American Driving Records	California	100.00
Agency Records, Inc.	Connecticut	100.00
Credential Check & Personnel Services, Inc	Michigan	100.00
DTS Technologies	Texas	100.00
Employee Health Programs, Inc.	Florida	100.00
First Advantage Enterprise Screening Corp.	Delaware	100.00
First American Registry, Inc.	Nevada	100.00
First American Indian Holdings LLC	Delaware	100.00
Greystone Health Sciences Corporation	California	100.00
Hirecheck, Inc.	Florida	100.00
Liberatore Servicnes, Inc.	New York	100.00
Medtech Diagnostics, Inc.	Texas	100.00
Omega	Florida	100.00
SafeRent, Inc.	Delaware	100.00
Substance Abuse Management, Inc.	Florida	100.00
Total Information Source, In.c	North Carolina	100.00
US Search.com, Inc.	California	100.00

First American Capital Management, Inc. (DE):
Pacific American Securities, LLC	California	42.00

First American Credit Management Solutions, Inc.
CMSI Credit Services, Inc	Maryland	100.00
CMSI System, Inc.	Delaware	100.00
DealerTrack, Inc.	Delaware	20

First American Real Estate Information Services, Inc.:
Consumer Benefit Services, Inc.	Illinois	10.00
Current Status, Inc	New Jersey	100.00
DataTree Corporation	California	100.00
Excelis, Inc.	Florida	100.00
FACBS LLC	California	50.00
First American Real Estate Solutions LLC	California	80.00
First American Tax Valuation, Inc.	Florida	49.00
First American Tracking & Insurance Services, Inc.	California	100.00
Realty Tax & Service Company (Inactive)	California	100.00
Infinity Information Network, Inc.	South Carolina	100.00
Tri-County Tax Research, Inc.	Michigan	100.00
Vintek, Inc.	Pennsylvania	19.86

First American Registry:
Multifamily Community Insurance Agency, Inc.	Maryland	100.00

First American Residential Real Estate Group, Inc.
First American—Real Trends National Housing Survey LLC	Delaware	51.00

GPIC Holdings, Inc.:
First American Propery & Causality Ins. Co fka Five Star Holdings, Inc.	California	100.00
Great Pacific Insurance Company	California	100.00

Hirecheck, Inc.
Factual Business Information, Inc.	Florida	100.00
PartnerCheck, Inc.	Florida	100.00
Pretiem Corporation	New Jersey	100.00

National Information Group, Inc.:
GPIC Holdings, Inc.	California	32.61
New Arts Acquisition, Inc.	Delaware	100.00
Pinnacle Data Corporation	California	100.00

Quantrix, LLC:
Quantrix Credit Services, LLC	Delaware	100.00

Third Tier
American Driving Records, Inc.
ZapApp India Private Limited	DA	0.1

Consumer Benefit Services, Inc.

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
FACBS, LLC	California	50.00

EHG, Incorporated
Midwest Title Insurance Company	Illinois	100.00

First American Equity Loan Services, Inc. (OH):
Docu-Search, Inc.	Kentucky	100.00
First American Equity Loan Services, Inc. (DE)	Delaware	100.00

First American Exchange Corp (CA)
First American Exchange Holding Company	Utah	100.00

First American Home Buyers Protection Corporation (CA):
Alliance Home Warranty, Inc.	Utah	100.00
First American Home Buyers Protection Corporation (Delaware)	Delaware	50.00
First American Indian Holdings LLC
ZapApp India Private	DA	99.9

First American International Title Services, Inc.
First American (US) Corp fka First American China Corp.	Delaware	50.00

First American Management Services (UK)
First American Title Company (Ireland) Limited	United Kingdom	50.00

First American Title Company, Inc.:
First American Long & Melone Exchange, Ltd.	Hawaii	100.00

First American Real Estate Solutions LLC:
Daisy Software	Texas	100.00
Datatree, LLC	California	100.00
Eappraiseit	Delaware	80.00
First American Credco of Puerto Rico, Inc.	Delaware	100.00
First American Default Management Solutions LLC	Florida	100.00
First American Flood Hazard Certification, LLC	Delaware	100.00
First American Real Estate Flood & Tax Solutions LLC	Delaware	100.00
First American Real Estate Solutions, L.P.	Delaware	80.00
First American Real Estate Solutions of Texas, L.P.	Texas	1.00
First American Real Estate Tax Service, LLC	Delaware	100.00
First American Servicing Solutions, LLC	Delaware	100.00
JV Mortgage Solutions, LLC	Delaware	50.00
NDTS Software	Texas	100.00
RELS, LLC	Delaware	50.00
RES, LLC	Delaware	100.00
Smart Title Solutions LLC	Delaware	100.00

First American Tax Valuation, Inc.:
Huntington Brokerage Corporation	Texas	80.00

First American Title Company (Idaho):
First American Title Company of Asotin County, Inc.	Washington	100.00
First American Title Company of Montana, Inc.	Montana	100.00
First Exchange of Idaho	Idaho	100.00
First American Administrative Services, Inc.	Idaho	42.00
First American Title Company of Great Falls, Inc.	Montana	33.00

First American Title Company of Nevada (Reno):
First American Partners, Inc.	Nevada	100.00
First American Title Company of Nevada (Zephyr Cove)	Nevada	100.00

First American Title Insurance Agency, Inc.:
First American Title Insurance Agency, LLC	Delaware	80.00

First American Title Insurance Company of Australia Pty Limited:
First Title New Zealand Limited	New Zealand	100.00

First American Title Insurance Company of New York:
First American Exchange Corporation (NY)	New York	100.00
Judicial Title Insurance Agency, Inc	New York	20.00
L&H Abstract Corporation	New York	100.00
Public Abstract Corporation	New York	40.00

First American Title Insurance Company of Texas:
Fort Bend Title Company	Texas	100.00
The Donegan Abstract Company	Texas	100.00

First American Title Company of Alaska:
Trans Alaska Summit dba: First American Title of Alaska	Alaska	4.00

First American Title Company of Laramie County:
Wyoming First County	Wyoming	100.00

First American Title Guaranty Holding Company:
First American Title Guaranty Company	California	100.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
First Escrow Accounting Services Company	California	100.00
First Guaranty Bancorp	California	100.00
First Guaranty Exchange Company	California	100.00
Stanley Building Associates (a Partnership)	California	100.00
Superior Trustee's Services Co., Inc.	California	100.00

First American Title & Trust Company:
Southwest Title Land Company	Oklahoma	100.00

First Canadian Title Company Limited:
FCT Insurance Services, Inc.	Canada	45.00
First Canadian Title—Debt Recovery Network, Inc.	Canada	10.00

First American Specialty Ins. Co. fka Five Star Holdings, Inc.:
First American Specialty Ins. Co. fka Five Star Insurance Company	California	100.00
Gateway Pacific Insurance Agency	California	100.00
Premier Claims Service, Inc.	California	100.00

First Title plc:
First Title (Southeast) Limited	United Kingdom	100.00
First Title Services Limited	United Kingdom	100.00
First Title Insurance plc	United Kingdom	100.00
First Title Valuation Service Limited	United Kingdom	100.00
Iowa State Escrow & Closing, L.C
Dallas County Abstract & Title Company, LC	Iowa	60.00

Iowa Stat Escrow And Closing, Inc.
Central Iowa Escrow, LC	Iowa	51.00
ATI Closing, LC	Iowa	5.00

Land Title Insrance Company of St. Louis
Property Data, Inc.	Missouri	100.00
The Trust Company of St. Louis County	Missouri	99.80

Massachusetts Abstract Company, Inc.:
Massachusetts Title Insurance Company	Massachusetts	91.90

Midland Title Security, Inc.:
Commerce Title Agency, Inc. (Inactive)	Ohio	100.00
Colonial Title Agency, Inc.	Ohio	100.00
Lawyers Mortgage and Title Company, Inc. (Inactive)	Ohio	100.00
MCM Title Services, Inc.	Ohio	100.00
First American Midwest Exchange Services, Inc. fka Midland Exchange Services, Inc.	Ohio	100.00
National Survey Service, Inc.	Delaware	100.00
Property Records, Inc.	Ohio	33.00
R.E. Services, Inc.	Ohio	100.00
The Title Company (a Limited Partnership)	Kentucky	20.00
Tower City Title Agency, LLC	Ohio	17.50

Mid-Valley Title and Escrow Company:
Mt. Shasta Title & Escrow Company	California	65.00

Mortgage Guarantee & Title Company:
GR Title Services, Inc. (Inactive)	Rhode Island	100.00

New Arts Acquisition, Inc.
Pinnacle Real Estate Tax Services, Inc.	Delaware	100.00

Park Resort Development Company
Associated Land Title Group, Inc.	Florida	100.00
Bay County Land & Abstract Company	Florida	100.00
Florida Abstract & Title Insurance Company of Stuart	Florida	100.00
Pasco Abstract Company	Florida	28.00

Peoples Abstract Company
People Abstract, LLC	Iowa	80.00

Pioneer Agency Acquisition Company:
Pioneer Agency II, Corp.	Pennsylvania	100.00

Port Lawrence Title and Trust Company
Area Title Agency, Inc.	Ohio	16.66
Port Lawrence National Agency, Inc.	Ohio	100.00
The Port Lawrence Agency, Inc. (Inactive)	Ohio	100.00

RELS Title Services, LLC
ATI Title of California, Inc.	California	100.00
ATI of Nevada, Inc.	Nevada	100.00
ATI Title, LLC	Delaware	100.00

Republic Title of Texas, Inc.:
American Escrow Company	Texas	100.00
Texas Escrow Company	Texas	100.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
Title Software Corporation	Texas	100.00

Territorial Abstract & Title Company, Inc.:
Territorial Escrow Services, Inc.	New Mexico	80.00
Titles de Santa Fe	New Mexico	80.00

Ticore, Inc.:
First American Exchange Corporation of Oregon	Oregon	100.00
Title Insurance Company of Oregon dba FAT Insurance Company of Oregon	Oregon	100.00
Commercial Title Company	Oregon	100.00

Universal Title Company:
Universal Partnerships, Inc.	Minnesota	100.00
US Search.com, Inc.
Professional Resource Screening, Inc.	Delaware	100.00

Fourth Tier
Bay County Land & Abstract Company:
BCE of Panama City, Inc.	Florida	100.00
Associated Financial Title Agency, L.C	Florida	50.00

Data Tree, LLC:
Data Tree India Private Limited	India	100.00
Dallas County Abstract & Title Company, LC
Russell Title, Inc.	Iowa	100.00

First American Administrative Service, Inc.:
Exchange Services, Inc.	Idaho	100.00
FATC of Bonners Ferry	Idaho	50.00

First American (US) corporation, FKA First American China Corporation
First American (China) Real Estate Consulting Ltd.	China	100.00

First American Title Insurance Agency, LLC:
Associated Title Insurance Agency, LLC	Delaware	100.00

First American Real Estate Flood & Tax Solutions LLC:
First American Real Estate Solutions of Texas, L.P.	Texas	99.00
Total Mortgage Solutions, L.P.	Delaware	49.50

First America Real Estate Solution, L.P.:
First American Intellitech, Inc.	Delaware	100.00
Metroscan, Inc.	Delaware	100.00
Transamerica Intellitech, Inc.	Delaware	20.00

First American Title Company of Montana, Inc.:
First American Title Company of Mineral County, Inc.	Montana	50.00
First American Title Company of Ravalli County, Inc.	Montana	50.00

First American Title Guaranty Company:
Claremont Insurance Company, Ltd. (Inactive)	BM	7.00

First Guaranty Bancorp:
F.S.T Financial Services	California	100.00
First Security Thrift Company	California	100.00

First Guaranty Exchange Company:
FRE Corporation	California	100.00
FRE Corporation II	California	100.00
FRE Corporation III	California	100.00
FRE Corporation IV	California	100.00
FRE Corporation V	California	100.00
FRE Corporation VI	California	100.00
FRE Corporation VII	California	100.00
First Reverse Exchange Corp. I	California	100.00

First Title Services Limited:
Marsons Solicitors	United Kingdom	100.00

First American Specialty Ins. Co. fka Five Star Insurance Company:
FS Premium Finance Company	California	100.00

Fort Bend Title Company
Citizens Title Company	Texas	100.00
Pearson Fort Bend Abstract Company	Texas	100.00

RELS, LLC:
RELS Reporting Services, LLC dba VIE.LLC, aka Value IT	IA	100.00
Valuation Information Technology, L.L.C.	IA	100.00

Name of Subsidiary	State or Country Under Laws of Which Organized	Percent of Stock Owned Beneficially by Company or Subsidiary
RES, LLC
First American Real Estate Solutions, L.P.	Delaware	20.00

Southwest Title Land Company:
Frolich Meadows Development Company (a Joint Venture)	Oklahoma	50.00
Frolich Meadows Estates (a Joint Venture)	Oklahoma	50.00
Olympic Development Company (a Joint Venture)	Oklahoma	50.00
Penn-Brooke (a Joint Venture)	Oklahoma	50.00
Triangle Development Company (a Joint Venture)	Oklahoma	33.30

Smart Title Solutions
Data Trace Information Services, LLC	California	80.00

Title Insurance Company of Oregon dba First American Title Insurance Company of Oregon
Josephine Crater Title Companies, Inc.	Oregon	100.00

Fifith Tier
Data Trace Information Services, LLC.:
Datatrace Information Services Company	Delaware	20.00